Letter of Transmittal


       U.S. Securities and Exchange Commission
       Filing Desk
       450 5th. St., N.W.
       Washington, DC 20549

       Re: East End Mutual Funds, Inc.
           CIK No. 0000920261
           File Nos. 811-8408


       Commissioners:

       Filed herewith on EDGAR in accordance with the provisions of Regulation S-T is post Effective Amendment No. 4 to the captioned Funds's Registration Statement on Form N1-A. Changes have been marked in accordance with Regulation 310.


                                   Very Truly Yours


                                /s/Aristides M. Matsis
                                     President






       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 10/28/99
                               FILE NO:  811-8408

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/


       Pre-Effective Amendment    No.      /____/


       Post-Effective Amendment    No. 4   /_X_/

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      /X/
       ACT OF 1940

                            Amendment No. 4


                        EAST END MUTUAL FUNDS, INC.
            (Exact name of Registrant as Specified in Charter)
                         736 West End Avenue, Suite 3A
                         New York, New York 10025-6245
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number, including Area Code:
                                  212-666-0289

                 ARISTIDES M. MATSIS, 736 WEST END AVENUE, SUITE 3A
                            NEW YORK, NEW YORK 10025-6245
                      (Name and Address of Agent for Service)


                ANNUAL REGISTRATION STATEMENT PURSUANT TO RULE 485

       It is proposed that this filing will become effective on October
       28,1999

       A Rule 24f-2 Notice for the year ended June 30, 1999 was filed on August 25,1999




                                   FORM N-1A

                             CROSS REFERENCE SHEET

       Form N-1A Part A

       ITEM NO.                      PROSPECTUS LOCATION

       1.   Cover Page     .    .    Cover Page


       2.   Synopsis  .    .    .    Shareholder Transaction
                                     Expenses

       3.   Condensed Financial
            Information   .    .     Per Share Table



       3a.  Risk Return Chart
            and Table .   .    .     Table

       3b.  Principal Risks .  .     Fund Risks

       4.  General Description of
           Registrant     .    .    Investment Objective of the
                                    Fund; Investment Policies of
                                    the Fund; Other Investment
                                    Policies; Investment Risks;
                                    Who Should Invest; General
                                    Information; Dividends and
                                    Distributions; Taxation

       5.  Management of the
           Fund .    .    .    .    Management's Experience;
                                    How the Fund is Managed;
                                    Fund Service Providers

       5A. Management Discussion of
           Fund Performance         Management Discussion of
                                    Fund Performance

       6.  Capital Stock and
           Other Securities    .    General Information

       7.  Purchase of Securities
           Being Offered  .    .    How to Invest in the Fund;
                                    How Net Asset Value is Determined
                                    Plan of Distribution;

       8.  Redemption or
           Repurchase               How to Sell (Redeem) Your Shares



                                    FORM N-1A PART B


                      LOCATION IN STATEMENT OF ADDITIONAL INFORMATION

       ITEM NO.

       9.  Pending Legal
           Proceedings    .    .    .    None

       10. Cover Page     .    .    .    Cover Page

       11. Table of Contents   .    .    Table of Contents

       12. General Information and       The Company; Description of
           History   .    .    .         Predecessor Company and the
                                         Management; Independent
                                         Auditors

       13.Investment Objectives          Investment Objective and
          and Policies   .    .         .Policies; Investment
                                         Restrictions

       14. Management of the Fund .    . Investment Manager; Directors
                                         and Officers

       15. Control Persons and           Control Persons and Principal
           Principal Holders             Holders of Securities
           of Securities  .    .

       16. Investment Advisory           The Investment Manager
           and Other                     Independent Auditors
           Services  .    .    .         See item "Fund Service
                                         Providers" in Prospectus

       17. Brokerage Allocation          Execution of Portfolio
                                         Transactions

       18. Capital Stock and Other
           Securities     .    .         See "General Information" in
                                         Prospectus

       19. Purchase, Redemption and      Additional Purchase and
           Pricing of Securities         Redemption Information
           Being Offered  .    .         Distribution Plan




                       FORM N-1A PART B (Continued)

       20. Tax Status     .    .    .    Tax Information
                                         Tax Distributions of Dividends

       21. Underwriters   .    .         Not Applicable

       22. Calculations of Performance
           Data                          Measuring Performance

       23. Financial Statements     .    Independent Auditors' Report;
                                         Schedule of Investments 6/30/99;
                                         Statement of Assets and Liabili-
                                         ties 6/30/99; Notes to Finan-
                                         cial Statement 6/30/99






                                        PART C

                                   OTHER INFORMATION

 Item 24.  Financial Statements
           and Exhibits

           (a)  Financial Statements

                Schedule of Investments 6/30/99
                Statement of Assets and Liabilities 6/30/99


           (b)  Exhibits                                    Exhibit No.

                (1)  copies of the Charter as now
                     in effect;

                     Articles of Incorporation                1*
                (2)  copies of the existing bylaws
                     or instruments corresponding
                     thereto;

                     Copy of Bylaws                           2*

                (3)  copies of any voting trust              None
                     agreement with respect to
                     more than 5 percent of any
                     class of equity securities
                     of the Registrant;

                (4)  copies of all instruments             Article VI
                     defining the rights of holders        Section (e)
                     of the Securities being               of Exhibit
                     registered including where               No. 1
                     applicable, the relevant
                     portion of the Articles of
                     Incorporation or bylaws of the
                     Registrant;

                 (5) copies of all investment
                     advisory contracts relating to
                     the management of the assets
                     of the Registrant;

                     Form of Investment Management               5*
                     Agreement between East End
                     Mutual Funds, Inc. with
                     respect to The Capital
                     Appreciation Series and East
                     End Investment Management Company;

                (6)  copies of each underwriting or           16*****
                     distribution contract between
                     the Registrant and a principal
                     underwriter, and specimens or
                     copies of all agreements between
                     principal underwriters and dealers;

                (7)  copies of all bonus, profit                 None
                     sharing, pension or other similar
                     arrangements wholly or partly for
                     the benefit of directors or
                     officers of the Registrant in
                     their capacity as such; any such
                     plan that is not set forth in a
                     formal document, furnish a
                     reasonably detailed description thereof;

                (8)  copies of all custodian
                     agreements and depository
                     contracts under Section 17(f)
                     of the 1940 Act with respect
                     to securities and similar
                     investments of the Registrant,
                     including the schedule of remuneration;

                     Form of Custodian Agreement             8***
                     between East End Mutual Funds,
                     Inc. and The Provident Bank;

                 (9)  copies of all other material contracts
                     not made in the ordinary course
                     of business which are to be
                     performed in whole or in part at
                     or after the date of the filing of
                     the Registration Statement;

                     (a)  Transfer Agency and Service        9(a)***
                          Agreement between East End
                          Mutual Funds, Inc. and
                          East End Investment Management
                          Company;

                     (b)  Pricing of Portfolio                9(b)***
                          Agreement between East End
                          Mutual Funds, Inc. and
                          East End Investment Management
                          Company;

                     (c)  Administration Agreement for        9(c)***
                          Reporting and Accounting
                          Services between East End Mutual
                          Funds, Inc. and East End
                          Investment Management Company.


                (10) an opinion and consent of counsel       10****
                     as to the legality of the securities
                     being registered, indicating whether
                     they will, when sold, be legally
                     issued, fully paid and non-assessable;

                (11) copies of any other opinions,
                     appraisals or rulings and consents
                     to use thereof relied on in the
                     preparation of this Registration
                     Statement and required by Section 7
                     of the 1933 Act.

                     (a)  Independent Auditors Report

   11(a)*****



                     (b)  Consent of Independent Public

   11(b)*****


                          Accountants

                 (12) all financial statements                None
                     omitted from Item 23;

                 (13) copies of any agreements or             None
                     understandings made in
                     consideration for providing the
                     initial capital between or among
                     the Registrant, the underwriter,
                     adviser, promoter, or initial
                     stockholders and written assurances
                     from promoters or initial shareholders
                     that their purchases were made for
                     investment purposes without any
                     present intention of redeeming or
                     reselling;

                (14) copies of the model plan used in the
                     establishment of any retirement plan
                     in conjunction with which Registrant
                     offers its securities, any instructions
                     thereto and any other documents making
                     up the model plan.  Such form(s) should
                     disclose the costs and fees charged in
                     connection therewith;

                     Master Retirement Plan                  14(a)***
                     Master Retirement Plan - Profit Sharing
                     Adoption Agreement                      14(b)***
                     Master Retirement Plan - Money Purchase
                     Adoption Agreement                      14(c)***
                     Simplified Employee Pension Plan
                     Adoption Agreement                      14(d)***
                     Self Directed Individual Retirement



                     Account                                 14(e)***
                     Standardized Paired Profit Sharing
                     Plan with Trust Agreement               14(f)***

                (15) copies of any plan entered into
                     by Registrant pursuant to Rule 12b-1
                     under the 1940 Act, which describes
                     all material aspects of the
                     financing of distribution of
                     Registrant's shares, and any agreements
                     with any person relating to implement-
                     ation of such Plan;

                     Form of Plan of Distribution            15(a)**
                     to be adopted by East End Mutual          (b)(ii) ***
                     Funds, Inc. with respect to the
                     Capital Appreciation Series;

                     Form of Agreement Pursuant to           15(b)***
                     Plan of Distribution between         Form of Selling
                     East End Mutual Funds, Inc. with   Agreement 15(b)(ii)
                     respect to the Capital Appreciation        *****
                     Series and East End Investment
                     Management Company;

                (16) Schedule for computation                 16 *****
                     of each performance quotation
                     provided in the Registration
                     Statement in response to Item 22
                     (which need not be audited);

    * These Exhibits were filed with Registration Statement - 6/2/94. ** This Exhibit was filed with Pre-Effective Amendment No. 2 - 9/14/94. *** This Exhibit was filed with Pre-Effective Amendment No. 3 - 1/25/95. **** This Exhibit was filed with Post-Effective Amendment No.4 - 5/4/95


   *****This Exhibit was filed with Post-Effective Amendment No.1 -10/28/96





 Item 25.  Persons Controlled by or Under Common Control With Registrant

 See Caption "Control Persons and Principal Holders of Securities" in the Statement of Additional Information

 Item 26.  Number of Holders of Securities

           (a)  Title of Class

                Common Capital Stock, $.001 par value

           (b)  Number of Record Holders



 Item 27.  Indemnification

 (a) General. The Articles of Incorporation (the "Articles") of the Corporation provide that to the fullest extent permitted by
 Maryland statutory and decisional law and the Investment Company Act of 1940, no director or officers of the Corporation shallbe personally liable to the Corporation or its shareholders for money damages.

 The Articles further provide that the Corporation shall indemnify

 (1) its directors and officers, whether serving the corporation, or at its request, any other entity, to the full extent permitted or required by the general laws of the State of Maryland now or hereafter in force, including the advancing of expenses under the procedures and to the full extent permitted by law, and

 (2) its other employees and agents,to such extent as shall be authorized by the Board of Directors, the Corporation's
 By-Laws and permitted by law. The foregoing rights indemnifi-cation are not exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out the indemnification provisions and is expressly empowered to adopt, approve, and amend, from time to time, such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

 The Articles further provide that no amendment of the Articles of Incorporation shall limit or eliminate the right to indemnification provided, with respect to acts or omissions occurring prior to such amendment. Nothing contained in the Articles shall be construed to authorize the Corporation to indemnify any officer or director of the Corporation against any liability to the Corporation or to any hold-ers of securities of the Corporation to which he or she is subject by reason of willful malfeasance,bad faith,gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

 The By-Laws of the Corporation provide that the Corporation shall indemnify any individual who is a present or former director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.



 (b) Disabling Conduct. The By-Laws provide that nothing therein shall be deemed to protect any director or officer against any liability to the Corporation or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct

 The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "int-erested persons" of the Corporation as defined in Section 2(a)(19)
 of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

 (c) Standard of Conduct. Under Maryland law, the Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circum-stances because the requisite standard of conduct has been met.

 (d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appro-priate jurisdiction may order indemnification under certain cir-cumstances.

 (e) Advance Payment. The By-Laws provide that the Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition there-of to the fullest extent permissible under Maryland law. In accord-ance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corp-oration shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts,that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:(i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

 (f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

 (g) Public Policy Presumption under the Securities Act of 1933 and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore,unenforceable.

   In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Item 28.  Business and Other Connections of Investment Adviser

 Aristides M.Matsis and Michael A.Matsis are principals in Matsis Associates which is a company that was engaged in the business of owning and operating restaurants.In addition, both have been managing a trust and in connection therewith have been investing and reinvesting the trust assets.

 Item 29.  Principal Underwriter

           The Fund does not have a principal underwriter



 Item 30.  Location of Accounts and Records

          The books and records of the Fund, are maintained at East End Investment Management Company, 736 West End Avenue, Suite 3A, New York,NY 10025.

 Item 31.  Management Services

           There are no management service contracts not described in Part A or Part B of this Form N-1A

 Item 32.  Undertakings

           (a) Registrant agrees that the Directors of East End Mutual, Funds, Inc. will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

          (b) Registrant agrees to file a post-effective amendment, using financial statements which need not be certified within 4 to 6 months from the effective date of Registrant's 1933 Act Registration Statement.

                                     SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Registration to the Statement to be signed on its behalf by the undersigned, hereunto duly authorized in New York, New York, on the 25th. day of October, 1996.

                                           EAST END MUTUAL FUNDS, INC.


                                    BY:    /s/ Aristides Matsis
                                                 President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

 NAME                     TITLE                    DATE

                               Director,           08/25/99
 /S/ ARISTIDES M. MATSIS       President
                               and Treasurer

                               Director, Vice      08/25/99
 /S/ EDITH B. MATSIS           President and
                               Secretary


                                     SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Registration to the Statement to be signed on its behalf by the undersigned, hereunto duly authorized in New York, New York, on the 25th. day of August, 1999.

                                           EAST END MUTUAL FUNDS, INC.


                                    BY:    /s/ Aristides Matsis
                                                 President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

 NAME                     TITLE                    DATE

                               Director,           08/25/99
 /S/ ARISTIDES M. MATSIS       President
                               and Treasurer

                               Director, Vice      08/25/99
 /S/ EDITH B. MATSIS           President and
                               Secretary










                          EAST END MUTUAL FUNDS, INC.

                          Capital Appreciation Series


       The East End Mutual Funds, Inc. Capital Appreciation Series (the "Fund") is series of East End Mutual Funds, Inc. (the "Company"), an open-end, diversified, management investment company registered as such under the Investment Company Act of 1940. The Company may, from time to time, issue additional series, which will have different investment objectives from those of the Fund.


       This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated August 25, 1999, has been filed with the U. S. Securities and Exchange Commission and is incorporated in its entirety by reference and is available, without charge, upon written request to the Fund at East End Mutual Funds, Inc., 736 West End Avenue, Ste. 3A, New York, New York 10025, or by calling 1 800 289-6336.


       As with all mutual funds the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                        Prospectus dated: October 28,1999

       This document shall not be an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.



                                                              PAGE

       Shareholder Transaction Expenses ......................  2
       Costs .................................................  3
       Financial Highlights ..................................  4
       Risk Return Chart and Table ...........................  5
       Investment Objective of the Fund ......................  6
       Investment Policies of the Fund .......................  6
       Other Investment Policies and their Risks .............  8
       Investment Risks ......................................  8
       Portfolio Turnover .................................... 11
       Who Should Invest ..................................... 12
       How the Fund is Managed ............................... 12
       Brokerage Allocation .................................. 14
       Fund Service Providers ................................ 14
       How to Invest in the Fund ............................. 15
       How Net Asset Value is Determined ..................... 16
       Plan of Distribution .................................. 18
       How to Sell (Redeem) Your Shares ...................... 18
       General Information ................................... 20
       Dividends and Distributions ........................... 20
       Taxation .............................................. 21
       Retirement Plans ...................................... 23

       This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

       Maximum Sales Load Imposed on Purchases .    .          None
       Maximum Sales Load Imposed on Reinvested Dividends .    None
       Deferred Sales Load .    .    .    .     .              None
       Redemption Fees     .    .    .     .    .    .         None
       Exchange Fee   .    .    .     .    .    .              None



                    Annual Fund Operating Expenses
                      (As a Percentage of Average Net Assets)

       Management Fees     .    .    .    .    .    .    .    .    1.00%
       12b-1 Fees     .    .    .    .    .    .    .    .          .00
       Other Expenses .    .    .    .    .    .    .    .         1.67
       Total Fund Operating Expenses .    .    .    .    .    .    2.67%

       (1) Although not contractually obligated to do so, the Manager waived certain amounts during the past fiscal year. The Fund actually paid for the fiscal year ended June 30,1999 1.67% in expenses and the Manager paid Fund expenses amounting to 2.74% of assets.

       The purpose of this table is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, as an investor of the Fund.

       EXAMPLE

       The following Example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund's shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are before waiver as shown in the Table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year $60  3 Years $361  5 Years $906  10 years $3,357

       This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                              FINANCIAL HIGHLIGHTS
            EAST END MUTUAL FUNDS,INC. - CAPITAL APPRECIATION SERIES
                       Selected Data for a Share of Stock



                                Year     Year     Year   Oct 2,1995
                                End      End      End        to
                              June 30, June 30, June 30,  June 30,
                               1999     1998     1997      1996


       Net Asset Value
       Beginning of Period  $ 9.500  $ 10.340 $ 13.730 $ 10.480
       Income From Invest-
       ment Operations:
       Net Investment
       Loss                  (0.130)  (0.290)  (0.370)  (0.007)
       Net Realized and
       Unrealized Gain
       (Loss) on Invest-
       ments                  0.790   (0.550)  (2.083)   3.335
       Total From Invest-
       ment Operations        0.660   (0.840)  (2.453)   3.328
       Less Distributions:
       Distributions from
       Net Realized Gain                        0.937    0.078
       Total Distributions                      0.937    0.078
       Net Asset Value
       End of Period        $10.160  $ 9.500  $10.340  $13.730
       Total Return(%)        6.947   (8.124) (17.870)  31.760

       Ratios/supple-
       mental Data:
       Expenses(After
       Reimbursement)
       to Average Net
       Assets(%)              2.668    3.057    4.840    2.770 *
       Net Investment
       Loss to Average
       Net Assets(%)         (1.411)  (2.658)  (3.670)  (0.910)*
       Portfolio Turn-
       over Rate(%)          77.364   86.840   26.980   65.810
       Net Assets, End
       of Period($)         224,490  209,872  235,139  284,414
       Data:

       * annualized

                           RISK RETURN CHART AND TABLE

       The bar chart shows variability of the Fund's shares as a percent change of net asset value on a fiscal year basis. Within the period shown in the chart, the Fund's Capital Appreciation Series Shares highest annual return was 31.76% for the year ending June 30,1996, its lowest return was -17.87% for the year ending June
       30,1997. Within the period shown in the Chart the Fund's Shares highest return was 24.82% for the quarter ending March 31,1996 and its lowest return was -21.96% for the quarter ending on September 30,1998. The Fund's return was 31.76% on fiscal year end June 30,1996, -17.87% in 1997, -8.12% in 1998 and 6.95% in
       1999. The start of operations for the Fund was October 2,1995.

       The Fund's total return over its last fiscal year ending June 30,1999 relative to the Standard and Poor's 600 a broad based un managed market index with similar investment objectives as the Fund were as follows: the Fund's fiscal one year return was 6.95% and the Standard and Poor's 600 Index over the same period was - 3.13%.

       Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

                           PRINCIPAL RISKS OF THE FUND

       There are risks common to all mutual funds. The following is a summary description of these risk factors. A complete description of the risks can be found in "Principal Risks of Investing in the Fund". For example a fund's share price may decline and an investor could lose money if his cost was above his sale price. Also there is no assurance that a fund will achieve its investment objective. An investment in the Fund does not necessarily constitute a balanced investment program for any one investor. All fund's face the risk that some of the companies they have invested in or do business with may not be year 2000 ready. The risk posed by the fact that the : (1) value of equity securities rise and fall, (2) smaller market capitalization companies tend to have fewer share holders, less liquidity, more volatility, unproven business records, limited product or service base and limited access to capital and (3) foreign economic, political or regulatory conditions may be less favorable than those of the United States.

                          INVESTMENT OBJECTIVE OF THE FUND

       The investment objective of the Fund is to provide capital appreciation. Income is a secondary objective. While current income will be considered in making Fund investments, it will be of secondary importance. The Fund's investment objective may not be changed without shareholder approval.

       No assurance can be given that the Fund will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar cost averaging) rather than making an investment in one lump sum.

                          INVESTMENT POLICES OF THE FUND

       The East End Investment Management Company, the Fund's Manager (hereafter sometimes the "Manager") seeks capital growth and secondarily income by investing the Fund's assets principally in the common stock of companies which, in the Manager's judgment, are exhibiting and are expected to continue achieving above average growth in sales and earnings. The management of those companies selected will have plans to introduce or will have introduced new products, services or marketing innovations that are unique and perceived as needed in the marketplace. However, there is always the risk that the new products or services that are introduced will not be well received or that a marketing innovation will be unsuccessful.

       The Manager generally expects the companies selected to gain market share within their industry and to maintain yearly gains in sales growth. Two major elements of the disciplined selection process are (1) above average earnings growth and (2) better than average relative price performance of the company's stock. Both fundamental and technical market research are used to locate emerging new potential leaders in an industry.The Fund may invest in securities traded on the New York Stock Exchange, NASDAQ, the American Stock Exchange and in the over-the-counter market.

       When the Manager perceives that the relative risks and rewards of holding equities are less than for debt instruments, as for example when the risk of holding U.S.Treasury bonds is offset by the probable rewards of falling long-term interest rates or when equities are deemed to be overvalued., the investment manager may invest in obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign governments and corporate bonds with investment grade ratings by Standard & Poor's Corporation ("Standard & Poors"). Up to 50% of the Fund's assets may be invested in the debt instruments described.
                                        6



       Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage
       Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities, if it is not obligated to do so by law.

       The Manager may also invest up to 10% of the Fund's portfolio in a diversified group of high yielding, below investment grade corporate debt securities. No investments will be made in securities that are rated below CCC by Standard & Poor's nor in unrated securities. Securities rated less than BBB by Standard & Poor's are classified as non-investment grade debt securities or "junk bonds". These securities generally have a higher yield but also present higher risks than investment grade bonds. The risks include higher likelihood of default by the issuer, greater price volatility, difficulty in disposing of or valuing the securities under certain market conditions, and the possible adverse effects of economic recession, interest rate increases and changes in public perceptions of the market for these investments. These securities are predominantly speculative. Such securities are considered as speculative by the major credit rating agencies.

       Investing for Defensive Purposes

       During periods when the Manager deems it advisable for the Fund's portfolio to be more conservatively positioned as when significant adverse market or economic circumstances require immediate action to avoid losses, the investment adviser will invest in short-term liquid and high-grade debt securities that present minimal credit and interest rate risk.

       Such investments will include bank obligations, commercial paper (which are unissued promissory notes issued by corporations) and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by foreign governments.

       Bank obligations include U.S. dollar-denominated certificates of deposit, bankers' acceptances and short-term time deposits, issued or supported by the credit of United States Government or issued or supported by the credit of a foreign government.

       Commercial paper purchased by the Fund may include, in addition to that issued by U.S. corporations, obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

       The investment policies of the Fund are, as described above, not fundamental and may be changed without shareholder approval.

                     OTHER INVESTMENT POLICIES AND THEIR RISKS

       The Fund may also engage, subject to the limitations set forth, in the following investment practices, each of which may involve certain special risks. See "Risk Factors", p._7__. Percentage investment limitations will be considered only at the time of investment. The Statement of Additional Information contains more detailed information about some of these investment practices, including limitations designed to reduce risk. The following investment policies may be changed without shareholder approval.

       Lending Portfolio Securities

       The Fund may lend its investment securities constituting up to 25% of its total assets to qualified institutional investors for the purpose of realizing additional income. A loan of portfolio securities may be either short-term (less than nine months) or long-term. The risk of lending portfolio securities consists of possible delays in receiving the securities or possible loss of rights in the collateral should the borrower fail financially. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal, at all times, at least 100% of the current market value of the loaned securities. The Fund will have the right to obtain the return of the loaned securities on five-days notice.

       "When-Issued" Securities

       The Fund may occasionally purchase securities on a "when-issued" basis, for payment and delivery at a future date, typically 15 to 45 days after the commitment to purchase. It is anticipated that such "when-issued" securities will principally be equity securities. The price is generally fixed on the date of commitment to purchase and the value of the security is thereafter reflected in the Fund's net asset value. At the time of settlement, the market value of the security may be more or less than the purchase price. When the Fund purchases "when-issued" securities, a segregated account will be established and maintained with the Fund's custodian in an amount equal, at least, to the when-issued commitments consisting of cash or high-quality liquid debt instruments.

       Warrants

       The Fund also may invest up to 5% of its net assets in warrants. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

                               FOREIGN INVESTMENTS

       The purchase of foreign securities allows the Manager the flexibility to invest globally when the U.S. market lacks sufficient investment opportunities. The securities of certain foreign issuers are listed directly on one or more national securities exchanges or on NASDAQ. These securities may be bought and sold in the same manner as the securities of U.S. issuers traded there. The securities of other foreign issuers are represented by American Depository Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository bank or trust company and represent the right to receive securities of a foreign issuer deposited with such depository bank or a non-U.S. branch of such depository bank. ADRs are traded on one or more national security exchanges, on NASDAQ or in the over-the-counter market. Investment in ADRs has certain advantages over direct investment in foreign securities traded in foreign markets as for example:

            (i) ADR's are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available; and

            (ii) Issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers.

       Fee structures differ widely among ADRs. The depository bank charges an issuance fee when an ADR is created and a similar charge, called a cancellation fee, is levied when the underlying shares are sold back into the local market. Certain depository banks charge fees other than the issuance and cancellation fees, for example, dividend fees and rights issuance fees as well.

       ADRs may be sponsored by the issuing depository bank or unsponsored. Unsponsored ADRs are riskier. The information available about them may not be current or may be incomplete, they are less liquid and since most of them are traded in the over-the-counter market, the spread between the bid and asked prices are wider, meaning higher transaction costs. The Fund may invest up to 25% of its net assets in U.S. dollar denominated American Depository Receipts, both sponsored and unsponsored.

       Foreign investments may be affected favorably or unfavorably by changes in currency exchange rates and by currency control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political and economic developments, expropriation and nationalization of assets and imposition of withholding taxes on dividends or interest payments.

       Closed-End Investment Companies

       The Fund may also invest up to 10% of its total assets in shares of closed-end investment companies that invest in the securities of issuers located in particular countries. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.



       The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31,1999. The year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund. The Fund has contingency plans to minimize this risk.

       While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications. The Funds service providers are making changes to their computer systems to attempt to fix any Year 2000 problems. In addition they are working to gather information from third-party providers to determine their Year 2000 readiness.

       Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem the investment advisor is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

       The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect ion the Fund.



                                PORTFOLIO TURNOVER

       Although investments are generally made for the long term, the Manager retains the right to trade securities actively for short-term trading profits, irrespective of how long they have been held, if the objective of the Fund would be better served. The annual portfolio turnover of the Fund for the fiscal year was 77.36%. A turnover rate of 100% would occur, for example, if the value of all of the securities held in the Fund's portfolio were replaced within a one-year period. A high turnover rate involves correspondingly higher brokerage commission expenses which would have to be borne directly by a fund. It may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

       The Fund is subject to certain types of risks. It is subject to the risks of the securities markets in which the portfolio securities of the Fund are traded. Securities markets are cyclical and the prices of the securities traded in such markets rise and fall at various times. These cyclical periods may extend over significant periods of time.

       The Fund is also subject to the risk that the Manager will not be successful in managing the Fund's portfolio at times. The Manager will make decisions on buying, selling or holding portfolio securities based upon the skills of the Manager in interpreting the available economic, financial and market data.

       Investors should also be aware that certain of the investment policies of the Fund described above under Other Investment Policies may be deemed aggressive and will entail greater than average risk to the extent such policies are implemented. Risks associated with such policies are set forth above under the descriptions for such policies.

       Certain fundamental investment restrictions which are described in the Statement of Additional Information have been adopted with respect to the Fund. These restrictions are deemed to be fundamental and may not be changed without shareholder approval.

                               WHO SHOULD INVEST

       The Fund is intended for investors who are seeking growth of capital and income. Although the Fund's Manager may consider current income when making Fund portfolio investments, it is of secondary importance. Investors should not consider the Fund a substitute for fixed income investments.

                             HOW THE FUND IS MANAGED

       The business affairs of the Fund are managed under the general supervision of the Company's Board of Directors. The Company's officers, its employees and the Manager are responsible for the day-to-day operations of the Fund.

       East End Investment Management Company, 736 West End Avenue, Suite 3A, New York, NY 10025 (the "Manager") serves as the Fund's investment manager. The Manager does not provide investment management services to any other mutual funds. Under the terms of the Investment Management Agreement, the Manager, for the fee described below, manages the investment and reinvestment of the assets contained in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investment program. The Manager is subject to the authority of the Company's Board of Directors.



       Messrs. Aristides M. Matsis is responsible for the day-to-day management of the Fund's portfolio also president, treasurer and a director of the Fund and the Manager. Mr. Aristides M. Matsis is a private investor in stocks, bonds and real estate for the past thirty five years. Since 1993, Mr. Aristides M. Matsis has been registered with the U.S. Securities and Exchange Commission as an investment advisor and has managed a series of private investment trusts with similar investment objectives as the Fund since 1987 and the assets of the Fund since 1995.



       The Manager will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% on the first $500 million of the average net assets of the Fund and 3/4 of 1% on average net assets in excess of $500 million. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

       The Fund shall bear all of its expenses and all expenses of the Fund's organization, operation and business not specifically assumed or agreed to be paid by the Manager. The Manager will pay or provide for the payment of the cost of such office space, office equipment and office services as are adequate for the Fund's needs; provide competent personnel to perform all of the Fund's executive, administrative and clerical functions not performed by Company employees or agents on behalf of the Fund; and authorize persons who are officers, directors and employees of the Manager who may be designated as directors, officers, and committee members of the Company to serve in such capacities at no cost to the Company or the Fund.

       The Fund pays all of its other costs and expenses including, among others, interest; taxes; fees and expenses of directors who are non-interested persons; administrative and distribution expenses related directly to the issuance and redemption of Fund shares; expenses of reporting or qualifying shares for sale; charges of custodians and transfer and other agents; costs of preparing, printing and mailing reports and notices to shareholders; charges for legal and auditing services, and other fees and expenses of every kind not expressly assumed by the
       Manager. See the Statement of Additional Information for a detailed listing of such costs and expenses.

       The Manager may elect, from time to time, to defer the receipt of some part or all of its management fee or advance money for expenses in order to keep the Fund's annual operating expenses at or below the maximum allowed by any applicable state expense limitation or to maintain the Fund's expense level at or below a set amount as determined by the Manager. Any management fee or portion thereof thus deferred and expenses advanced will be subject to recoupment by the Manager and reimbursement by the Fund, at any time within the three years following the deferral or advancement; provided, the Fund is able to make such reimbursement and remain in compliance with any applicable state expense limitation and further provided, that such payment would not adversely affect the Fund's tax status or have any other adverse tax impact on the Fund or its shareholders. Any deferrals will be shown on the Fund's books as a contingent liability until such time as it is extinguished or expires. The liability of the Fund to make such reimbursement which, as noted, is a contingent liability, takes place at the time the advancement or deferral of expenses occurs.

                              BROKERAGE ALLOCATION

       The Investment Management Agreement authorizes the Manager to select brokers and dealers for the placing of brokerage orders. In placing brokerage orders, the Manager will use its best efforts to obtain the most favorable prices and executions. The determination of what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received, and any commissions or other costs paid), and the efficiency with which the transaction is effected. The sale of Fund shares may be considered when determining the firms which are to execute brokerage transactions for the Fund.

       The Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

       Investment decisions for the Fund will be made independently from those for other accounts that may be managed, from time to time, by the Manager. Investments for such other accounts may also be made in the same securities as the Fund. When a purchase or sale of the same security is made contemporaneously on behalf of the Fund and another account, available investments or opportunities for sales will be executed in a manner which the Manager deems to be equitable. In some instances, this procedure may affect the price paid or received by the Fund or the size of the investment position obtained or sold by the Fund.

                            FUND SERVICE PROVIDERS

       The Fund could not function without the services provided by certain companies. In addition to the investment management services provided by the Manager, some of the additional services provided by East End Investment Management Company and by others are listed below.

       Custodian; Provident Bank

       Provident Bank, Cincinnati, Ohio 45202 (the "Custodian") holds the investments and other assets that the Fund owns. The Custodian is responsible for receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund.

       Portfolio securities of the Fund purchased in the United States are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository system of The Depository Trust Company.

       Transfer  and  Administrative  Services,  Accounting  Services and
       Portfolio   Pricing   Services;  East  End  Investment  Management
       Company

       East End Investment Management Company, 736 West End Avenue, Suite 3A, New York, New York 10025. provides transfer agency, administrative and portfolio pricing services for the Fund. Its function is to maintain, accurately, the account records of the Fund and of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. East End Investment Management Company also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

                           HOW TO INVEST IN THE FUND

       Initial Investments

       To open a new account complete and return, by mail, a New Account Application (a New Account Application Form is included with this Prospectus and any required legal documentation together with your check or money order. The completed New Account Application, together with your check or money order and any additional documentation required should be mailed to East End Mutual Funds, Inc., 736 West End Avenue, Suite 3A, New York, New York 10025 . The amount of your first purchase must be $1,000. If you need assistance with the account registration form or have any questions, please call our Investor Information Department at 1-800-289-6336. Note: For other types of account registrations such as for corporations, partnerships, trusts or other organizations, please call the Investor Information Department to determine which additional forms you will need.

       Your Fund shares will be purchased at the next determined net asset value after your investment has been received.

       Subsequent Investments

       Subsequent investments must be in the amount of $250 or more. To make a subsequent investment:
                                       15


                  Detach  and complete the stub attached to your account
                  receipt or statement from your previous investment.
                  Make  your  check  or  money order payable to East End Inc.
                  Write your shareholder account number on the check.
                  mail the  form to East End Mutual Funds, Inc.,
                  736 West End Avenue,  Suite 3A, New York, New York 10025.
       A charge may be imposed if any investment check is not honored. The Company reserves the right, in its sole discretion, to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of the
       Fund.   The  Fund  also reserves the right at any time to waive or
       increase   the   minimum  investment  requirements  applicable  to
       initial or subsequent investments. No share purchase application is binding till accepted by the Fund.

       Stock certificates will not be issued. All investor accounts are maintained on a "book-entry" basis. Following any investment, the investor will receive a printed confirmation stating the amount invested, the per share price at which the investment was made, and the number of shares purchased.

                        HOW NET ASSET VALUE IS DETERMINED

       The price of the Fund's shares is based on the net asset value of the Fund, which is determined once daily as of 4:00 p.m. East Coast time on each day that the New York Stock Exchange is open for business. The per share net asset value of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of its shares outstanding. In determining net asset value, securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Company's Board of
       Directors in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value, unless the Manager determines conditions indicate otherwise.

       Taxation Identification Numbers

       Shareholders are required by law to provide the Fund with their correct social security or other taxpayer identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure by a shareholder to provide a correct TIN or properly to complete the New Account Application, could result in backup withholding by the Fund of an amount of income tax equal to 31% of any distributions, redemptions or other payments made to the shareholder's account. Any taxes so withheld may be credited against taxes owed on the shareholder's federal income tax return. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax advisor or contact the Internal Revenue Service directly.

       If a shareholder is a non-resident of the United States or other foreign entity, a completed Form W-8 should be provided to the Fund in order to avoid backup withholding on distributions, redemptions or other payments made by the Fund. Payments made to the account of such a shareholder by the Fund may be subject to federal income tax withholding of up to 30% of the amount of such payment in lieu of backup withholding. The amount of backup withholding will change if the tax code so requires in the future.

       A shareholder which is an exempt recipient must furnish its TIN. Exempt recipients include: certain corporations, tax-exempt pension plans, Keogh and IRA accounts, governmental agencies, financial institutions and registered securities and commodities dealers.

       For further information regarding backup withholding, see Section 3406 of the Internal Revenue Code and consult with a tax advisor.

       Information   for   Clients   of   Brokers   or   Other  Financial
       Organizations

       If you are a client of a securities broker or other financial organization, you should note that they may charge their clients a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. Please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

                              PLAN OF DISTRIBUTION

       The Fund has adopted a Distribution Plan pursuant to which the Fund may incur distribution expenses of up to one half of one percent (0.50%) per annum of the Fund's average daily net assets.

       The Plan of Distribution provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares including, but not limited to, direct mail promotions; television, radio, newspaper, magazine and other types of mass media advertising; compensation of persons engaged in the marketing and sale of Fund shares; costs of preparing printing and distributing prospectuses and reports to prospective shareholders; costs involved in preparing, printing and distributing sales literature, and the Fund's costs of obtaining information, analyses and reports with respect to market and promotional activities on behalf of the Fund that the Manager deems advisable.

                          HOW TO SELL (REDEEM) YOUR SHARES

       You may sell (redeem) your shares at any time this must be done in writing by the shareholder.

       By Mail

       Sale requests should be mailed to:

                 East End Mutual Funds, Inc.
                 736 West End Avenue, Suite 3A
                 New York, NY 10025-6245

       Should you wish to send your redemption request by overnight courier, the request for redemption should be sent to:

                 East End Mutual Funds, Inc.
                 736 West End Avenue, Suite 3A
                 New York, NY 10025-6245

       The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order.

       Good Order means that the request must include:

       1.   Your name as shown on the statement and account number
       2.   The number of shares to be sold (redeemed) or dollar amount.
       3. The signatures of all account owners exactly as they are registered on the account.
       4.   Required signature guarantees.
       5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

       Signature Guarantees -

       A signature guarantee of each owner is required to redeem shares for transactions and in the following additional situations: (i) if you change the ownership on your account; and (ii) if a change of address request is made, a redemption will not be processed until a signature guarantee is received in proper form. Signature Guarantees may be obtained from your bank or stock broker.

       Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee you should visit a commercial bank, trust company, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

       Redemption at the Option of the Fund

       If the value of the shares in a shareholder's account is less than $1,000, the Company may notify the shareholder that, unless the shareholder's Fund account is increased to $1,000 in value, it will redeem all the shareholder's shares and close the account by paying the shareholder the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. The Company will give the shareholder thirty days after it sends the notice to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                              GENERAL INFORMATION

       East End Mutual Funds, Inc. was organized on December 22, 1993 as a corporation under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission as an open-end, diversified, management investment company of the series type. It is authorized to issue two million shares of $.001 par value common capital stock. The Company's Articles of Incorporation permit its Board of Directors to classify any unissued shares into one or more classes. Pursuant to this provision, the Board has authorized the issuance of one million shares of the Fund. While the Fund is currently the only series of the Company, the Board of Directors may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series.

       Shares  issued  with  respect  to  the  Fund  have  no preemptive, conversion or subscription rights. Each whole share will be entitled to one vote as to any matter on which a vote is authorized and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions, as declared by the Company with respect to the Fund, and to the net assets of the Fund upon liquidation or dissolution. The shareholders of the Fund, as a separate series of the Company, vote separately on matters affecting only the Fund (e.g. approval of the Investment Management Agreement, a change in investment policy); all series of the Company will vote as a single class where the interests of each class in the matters to be acted upon are identical.

                        DIVIDENDS AND DISTRIBUTIONS

       The Company currently intends to distribute all of the Fund's net investment income and net capital gains, if any, at least annually. Such distribution will consist of substantially all of the net investment income for the calendar year plus substantially all of the net long and short term capital gains for the twelve month period ending on December 31 of such calendar year. A second distribution, if required to avoid the imposition of tax on the Fund, will be declared and paid following the end of the Fund's Taxable year and will include any undistributed net investment income and net capital gain for such taxable year, to the extent deemed necessary by the Company. The amount and frequency of distributions by the Company with respect to the Fund are not guaranteed and are subject to the discretion of the Company's Board of Directors.

       Dividends paid by the Company with respect to the Fund are derived from its net investment income. The Fund's net investment income is made up to dividends received from the stocks it holds, as well as interest accrued and paid on money market instruments and other fixed-income obligations held in its portfolio.

       The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. Gains on securities sales held for 90 days or less shall not exceed 30% of the Fund's income including capital gains as long as such sale is considered as a disqualification as a regulated investment company under the Internal Revenue Code.


       You must elect one of the following distribution options. You may make such election on your New Account Application form.

       1. Automatic Reinvestment Option - All dividends and capital gains distributions will be re-invested in additional Fund shares.
       2. Cash Option - all dividends and capital gains distributions will be paid in cash.

       If you do not elect one of the above Options, Option number 1 will be selected for you automatically. You may change your Option by writing to East End Mutual Funds, Inc., 736 West End Avenue, Suite 3A, New York, NY 10025.

       The election is effective for dividends and distributions with a record date seven or more business days after the date the Transfer Agent is notified of the election.

                                TAXATION

       As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax adviser with specific reference to your own tax situation.

       Federal Taxes. The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings.

       In order to so qualify, at least 90% of the investment company taxable income of the Fund will be paid as dividends. Investment company taxable income includes taxable interest and dividends. To the extent you receive such a dividend based on either investment company taxable income or a distribution of the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend or distribution as ordinary income in determining your gross income for tax purposes, whether or not you received payment in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends and short-term capital gain distributions you receive from the Fund will be taxable to you as ordinary income.

       Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as long-term capital gain no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term capital loss to the extent of the distribution.

       Before you purchase shares of the Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

       The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may be subject to state and local taxes.

       In the event a shareholder fails to furnish and certify a taxpayer identification number (See "Taxpayer Identification Numbers," p.12), or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect, or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account.

       Any dividends declared by a fund in October, November or December of a particular year and payable to shareholders of record during those months will be deemed to have been paid by the Fund and received by shareholders on December 31st., of that year, as long as the dividends are actually paid in January of the following year.

       Shareholders in the Fund may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which the shareholder purchased and sold the shares.

       State and Local Taxes Generally. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

                                 RETIREMENT PLANS

       You  may  open  a  new Self-Directed Individual Retirement Account
       (IRA) through the Fund, or rollover an existing plan. There is a initial setup and an annual maintenance fee. A prototype Individual Retirement Account and custody agreement is available, which provides that the Fund's Custodian Bank will hold the investments in your plan for safekeeping and furnish necessary administrative services.

       These  fees are in addition to the usual  charges paid by the Fund
       and   will   be   deducted  automatically  from  the  participants
       account.  Retirement Plan fees may change.

       New or Rollover, Simplified Employer Pension Plans (SEP), Keogh, 401(K), Qualified Profit Sharing or Money Purchase Pension Plans are available for employers and their employees. Existing retirement plans may be transferred from any mutual fund, bank, insurance company or broker to this Fund.

       If your employer offers a retirement plan that allows you to make your own investment decisions, you may purchase shares of the Fund for your plan.

       Shares of the Fund may be purchased for your existing Self-Directed Retirement Plan through your broker.

       Shares   purchased   directly  through  the  Fund  have  no  sales
       charges;  when purchased through a broker, a fee may be charged.

       New   accounts   may   be   opened   by  completing  the  attached
       application. Shares may be purchased for existing accounts by contacting your broker or plan administrator. The Fund's CUSIP number is 272117102

       Additional information can be obtained by calling 1-800 289-6336, during business hours, East Coast time.

                         STATEMENT OF ADDITIONAL INFORMATION


                            EAST END MUTUAL FUNDS, INC.
                           Capital Appreciation Series
                           736 West End Avenue, Suite 3A
                              New York, NY 10025-6245
                             Tel. No.:  1-800-289-6336


                             Dated:  October 28,1999



                  This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Fund's prospectus, dated October 28,1999 It is intended to provide you with more detailed information regarding the activities and operations of the Fund, and should be read in conjunction with the prospectus, a copy of which may be obtained from East End Mutual Funds, Inc. without charge at the address stated above or by calling the above number.





                                TABLE OF CONTENTS
                                                                   Page
       The Company    .    .    .    .    .    .    .    .           3
       Investment Objective and Policies  .    .    .    .    .      2
       Investment Restrictions  .    .    .    .    .    .    .      5
       Distribution Plan   .    .    .    .    .    .    .    .      7
       Distributions of Dividends.   .    .    .    .    .    .      7
       Directors and Officers   .    .    .    .    .    .    .      8
       Control Persons and Principal
       The Investment Manager   .    .    .    .    .    .    .      9
       Execution of Portfolio Transactions     .    .    .    .    .11
       Additional Purchase and Redemption Information    .    .    .12
       Tax Information     .    .    .    .    .    .    .    .     13
       Description of Predecessor Company
       and Management .    .    .    .    .    .    .               16
       Independent Auditors     .    .    .    .    .    .    .     16
       Measuring Performance    .    .    .    .    .    .    .     16


                                 THE COMPANY

       East End Mutual Funds, Inc. (the "Fund") is an open-end, diversified management investment company. The Company currently offers shares of the Capital Appreciation series only. Prior to its organization as a corporation, the Company was organized and operated as a private investment trust.

       East End Investment Management Company (the "Manager") manages the portfolio of assets of the Capital Appreciation series.

                       INVESTMENT OBJECTIVE AND POLICIES

       The investment objective and policies of the Fund are described in detail in the Fund's prospectus. The following discussion supplements the Prospectus discussion.

       "When Issued" Securities

       The Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities is fixed at the time when the purchase is made, but delivery and payment for the "when-issued" securities take place at a later date. Normally, the settlement date, when payment is made, occurs within one month of the date of purchase. While "when-issued" securities may be sold prior to the settlement date, it is the intention to purchase such securities for the purpose of acquiring them unless a sale appears more advantageous. At the

                                        2


       time a commitment is made to purchase a security on a "when-issued" basis, the transaction will be recorded and the value of the security reflected in the Fund's per share net asset value. The market value of the "when-issued" securities may be more or less than the purchase price at the time of settlement. The Manager does not believe that the Fund's per share net asset value will be adversely affected by its purchase of securities on a "when-issued" basis. The Fund will establish a segregated account with its custodian bank in which it will maintain cash and high-grade liquid debt securities equal in value to the commitments for "when-issued" securities. Such securities either will be acquired or, if appropriate, will be sold on or before the settlement date. To the extent that assets in the Fund are held in cash pending settlement of the purchase of "when-issued" securities, the Fund will earn income on these assets.

       By taking a position in the "when-issued" securities before the settlement date, the Manager will secure its allotment of a security on behalf of the Fund at a known price and quantity instead of taking a chance that the securities will be available later, on the open market, at a price and quantity that suits the Manager.

       Short Term Trading

       In seeking the Fund's objective, the Manager will buy or sell portfolio securities whenever the Manager believes it is appropriate to do so. In deciding whether it is appropriate to sell portfolio securities, the Manager does not consider how long the Fund has owned the security. From time to time, the Fund securities will be purchased with a view of realizing short-term trading profits. By executing short-term sales, the Manager limits its exposure to losses which may be greater than the costs and expenses of trading involved. Changes in the securities held in the Fund's portfolio is known as "portfolio turnover" and generally involves some expenses to the Fund.

       These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of the securities and the reinvestment of the proceeds in other securities. If sales of the portfolio securities cause the Fund to realize short term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be greater than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of securities to the monthly average of the value of securities--excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Manager considers a change in the Fund's portfolio.
                                        3



       Foreign Securities

       Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. Exchange rates with respect to certain currencies may be particularly volatile and the Fund's policy is not to invest in securities denominated in those currencies. There may be less information publicly available about a foreign company than a U.S. company and while foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S., the American Depository Receipts and U.S.investment companies which invest in the securities of issuers located in particular foreign countries ("country funds") are subject to such U.S. reporting and accounting standards and practices. Foreign income taxes may be withheld at the source on payment of dividends of the foreign issuer.

       The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the U.S.

       In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax consideration apply to foreign securities. The Fund intends to invest only in the American Depository Receipts, the shares of foreign companies whose shares are directly listed on U.S. exchanges and in the shares of country funds to eliminate or minimize some of the foregoing risks.

       Securities Loans

       The  Fund  may  make  secured  loans  of  its portfolio securities amounting  to  no  more  than  25%  of  its  total assets, thereby realizing additional income. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to
                                        4



       broker dealers pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash or short term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends and interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans on reasonable notice at any time, and it will do so to enable the Fund to exercise voting power on any matters materially affecting the investment. The Fund may also call such loans to sell the securities. This practice allows the Fund to have interest income it would not have had otherwise.

       The portfolio turnover rates for the fiscal periods ending June 30, were 77.364% in 1999, 86.84% in 1998, 26.980%.in 1997 and
       65.10% in 1996.

                             INVESTMENT RESTRICTIONS

       The following investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund may not:

                  1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than those issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in the securities of such issuer or (b) more than 10% of any class of the outstanding voting securities of any issuer would be held.

                  2. Make loans to others, except (a) by the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, and (b) by lending of up to 25% of its portfolio securities.

                  3. (a) Borrow money other than from a bank for temporary or emergency purposes and then only in an amount not in excess of 5% of its total assets (at the lower of cost or fair market value): any such borrowing will be made only if immediately thereafter there is asset coverage of at least 300% of all borrowings; (b) mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings.

                  4. Purchase securities on margin or underwrite securities.

                  5. Invest in oil, gas or mineral exploration or development leases and programs, or real estate. (This does not preclude investments in marketable securities of issuers engaged in such activities.)

                 6.   Invest in commodities or commodity contracts.

                 7.    Invest  more  than  25% of the market value of its
       total assets in the securities of companies engaged in one industry. (This restriction does not apply to securities of the U.S. Government, its agencies and instrumentalities.)

                 8. Issue senior securities except that the Fund shall not be prohibited from making any permitted borrowings, mortgages or pledges.

                 9.   Engage in the short sales of securities.

                 10. Invest more than 5% of its total assets in securities of any one issuer which, together with predecessors, has not had a record of at least three years of continuous operation.

                  11. Invest in the securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and except as to investments in foreign country funds which are registered investment companies.

                  12. Invest in securities with legal or contractual restrictions on resale, or securities which are not readily marketable.

                  13. Invest in any issuer for purposes of exercising control or management.

                  Investment restrictions, 1 through 9 are fundamental policies and may not be changed without shareholder approval.

                  Investment restrictions 10 through 13 may be changed without shareholder approval.

                  The percentage limitations set forth in the investment restrictions described above, are considered at the time that securities are purchased.

                                DISTRIBUTION PLAN

       The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the plan is to permit the Fund to compensate dealers for services provided and for advertising, promotion and other distribution expenses. The 12b-1 fee will be capped at the annual rate of .50% of the Fund's average net assets, subject to the right of the Fund's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine.

       Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Directors of the Fund.

       Continuance of the plan is subject to annual approval by the Board of Directors of the Company, including a majority of the
       Board of Directors who are not interested persons of the Company and who have no direct or indirect interest in the Plan or related agreements (the "Rule 12b-1 Directors"), cast in person at meeting called for that purpose. All material amendments to the Plan must likewise be approved by the Board of Directors, including a majority of the Rule 12b-1 Directors. The Plan may not be amended in order to increase materially the costs the Fund may bear for distribution pursuant to the Plan without being approved by a majority of the outstanding voting securities of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the majority of the Rule 12b-1 Directors.

                           DISTRIBUTIONS OF DIVIDENDS

       Distributions to Shareholders

       The Fund intends to declare and pay dividends and other distributions, as stated in its Prospectus. In order to avoid the payment of any federal excise tax, the Fund must declare on or before December 31 of each year distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over capital losses realized in the 12 month period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains from the previous calendar year on which no federal income tax was paid.

       Distributions by the Fund result in the reduction of the net asset value of the Fund's shares. Should a distribution reduce the net asset value below the shareholder's cost basis, such distribution would, nevertheless, be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will, nevertheless, be taxable to them.

                             DIRECTORS AND OFFICERS

       The Directors are responsible for the overall management of the Fund, including general supervision and review of the investment activities. The Officers, who administer the Fund's daily operations, are appointed by the Board of Directors. The current Directors and Officers of the Company and their affiliations and principal occupations for the past five years are set forth below. The Company does not have any plans in effect which provide profit sharing, pension or retirement benefits for the
       Directors and Officers or which provides them with health insurance benefits. At present, none of the Directors will receive any fees or other compensation for serving as Directors. The Company may determine in the future to pay fees to the non-interested directors as well as their expenses.

       Aristides M. Matsis:* 58, Chairman of the Board, Director, President and Treasurer of the Fund. His address is 736 West End Avenue, New York, New York 10025. In 1963 He founded the Matsis Group, a company that once owned and operated restaurants. He is an active private investor and is the manager of private investment portfolios since 1987 of private investment trusts with an investment objective and policies similar to those of the Fund. He has been managing the Fund since 1995.



       Edith B. Matsis: 39, Vice Chairman of the Board, Director, Vice President and Secretary of the Fund. Her address is 736 West End Avenue, New York, New York 10025. She is the wife of Aristides Matsis, received a Bachelor of Business degree from Saint
       Joseph's College, Maasin, Southern Leyte, Phillipines - with a major in business administration. She manages the investor relations and office of the Fund.

       * An "interested person" of the Fund as defined in the Investment Company Act of 1940.


       Frederick M. Fisher, D.D.S., is an Independent Director. His address is 1498 Third Avenue, New York, New York 10028. Dr. Fisher is in the private practice of dentistry in New York City, New York.

       Jeffrey W. Newcomer, D.P.M., is an Independent Director. His address is 74 Ashton Place, Buffalo, New York 14220. Dr. Newcomer is in private practice in Buffalo, New York.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

       Mr. Aristides M. Matsis is a control person of the Company and principal shareholder of the Fund.

                             THE INVESTMENT MANAGER

       Investment management services are provided to the Fund by East End Investment Management Company (the "Manager") pursuant to an investment management agreement dated June 28, 1995. The Investment Management Agreement will remain in effect until June 28,1996 unless sooner terminated, and shall continue in effect thereafter for periods not exceeding one year so long as such continuation is approved at least annually by (1) the vote of a majority of the Directors of the Company including by a majority of the non-interested Directors cast in person at a meeting called for the purpose of voting on such approval or (2) by a majority of the Fund's outstanding voting securities. The Agreement may be terminated at any time, without penalty, by the Fund or the Manager upon sixty days written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

       Aristides  M.  Matsis,  is a Director, President, Vice President ,
       Secretary   and   Treasurer.   He   owns  all   of  the  Manager's
       outstanding voting securities.

       The Fund is responsible for the Fund's operating expenses including, but not limited to: the costs of portfolio securities purchased or sold (including brokerage commissions and referral fees to brokers, if any, for referring institutional investors) and any losses incurred in connection with such transactions; fees payable to or the reimbursement of expenses incurred on behalf of the Fund by the Manager under the Investment Management Agreement; Plan of Distribution payments; the expenses of organizing the Company and the Fund; filing fees and expenses relating to the registration and qualification of the Fund's shares and the Company under federal and/or state securities laws and maintaining such registrations and qualifications; fees payable to the Company's Directors who are non-interested Directors and all expenses incurred in connection with services, including travel expenses; taxes and governmental fees; costs of liability, fidelity and other insurance (including directors and officers liability insurance and errors and omissions insurance); expenses arising out any claim for damages or other relief asserted against the Company or the Fund; legal fees and expenses and accounting and auditing expenses; charges of the custodian; charges of the transfer agent, pricing agent and other agents; the expenses of setting in type, printing and mailing prospectuses, statements of additional information, proxy materials and shareholder reports to existing shareholders; any extraordinary expenses (including any expenses the Company may incur as a result of its involvement in any action, suit or proceeding or its legal obligation to provide indemnification to its officers, directors, employees and agents); fees, voluntary assessments and other expenses incurred in connection with membership in investment company trade organizations; the costs of printing, mailing and tabulating proxies and the costs of meetings of shareholders, the Board and any committees of the Board; the cost of educational materials, informative literature and other publications provided by the Company to its Directors and Officers in connection with the performance of their duties.



       The Manager has agreed that if, in any fiscal year, the Fund shall qualify its shares for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Fund's total annual expenses, the Manager shall defer its annual investment management fee to the extent that the Fund's total annual expenses as a percentage of average net assets (other than brokerage commissions, other capital items, interest, taxes, extraordinary items and other excludable items, charges, costs and expenses) exceed the percentage limitations imposed on the Fund by the most stringent regulations of any such jurisdiction, so long as the Fund remains so qualified in such jurisdiction. There are no limitations by any state at this time.

       To the extent the Manager performs a service or assumes an operating expense for which the Fund is obligated but cannot, at the time, pay (other than services which the Manager is obligated to perform under the Investment Management Agreement) or defers its fee as the result of the application of a state expense limitation requirement, the Manager is entitled to seek reimbursement from the Fund within the following three years for the Managers' costs incurred in rendering such service, assuming such expense or deferring its fee.

       A management fee of $6,148 was accrued but none paid for the year ended June 30,1999. Effective July 1,1999 the Manager has voluntarily agreed to reimburse the Fund for expenses in excess of 2% of net assets and waived accrued organization costs to date.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

       Pursuant  to  the  Investment  Management  Agreement,  the Manager
       determines which securities are to be purchased and sold by the Company on behalf of the Fund and which broker-dealers are eligible to execute the Fund's transactions, subject to the instructions of and review by the Company's Board of Directors. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market maker" unless, in the opinion of the Manager or the Fund, a better price and execution can otherwise be obtained by using a broker for the transaction. Where possible, purchase and sale transactions will be effected through broker-dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.

       Securities may also be purchased from a broker-dealer acting as dealer and from underwriters. Dealers and underwriters usually act as a principal for their own account. Purchases from dealers will include the spread between the bid and asked price and purchases from underwriters will include a concession paid by the issuer to the underwriter.

       Investment decisions for the Fund are made independently from those of other client accounts of the Manager. Nevertheless, it is possible that at times identical securities will be selected for investment by the Fund and for one or more of such client accounts. To the extent that any client account and the Fund are in the market for the same security at the same time, the number of shares or amount of securities being sought for the Fund may not be obtainable or, if obtainable, then at a higher price. Similarly, the Fund may not be able to obtain as high a price for, or to sell the number of shares or amount of securities desired, at the same time.

       The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions
       charged   on  comparable  transactions  by  qualified  brokers  in
       general.

       For the years ended June 30, the total brokerage commissions paid by the Fund to brokers and dealers in 1999 was $384, 1998 $612, 1997 $288.00 and 1996 $612.00.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Fund's Prospectus, except that the right of redemption may be suspended or the date of payment postponed during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange commission or such exchange is closed for other than weekends or holidays; (b) an emergency exists as determined by the Securities and Exchange Commission making sales or purchases of portfolio securities or valuation of the Fund not reasonably practicable; or (c) for such other period as the Securities and Exchange Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

       The  Fund  intends  to  pay  cash  (U.S.  dollars)  for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in its portfolio securities. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made the investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash. Any portfolio securities issued for an "in kind" redemption will be readily marketable.

       The redemption proceeds may be more or less than the investor's cost, depending on the market value of the Fund's portfolio securities at the time of redemption.

                                 TAX INFORMATION

       Taxation of the Fund

       The Fund qualifies to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its
       distributions.    The  Fund's  policy  is  to  distribute  to  its
       shareholders all of its net investment income and any net realized capital gains for each calendar year in a manner which complies with the distribution requirements of the Code so as to avoid being subject to any federal income or excise taxes. However, the Board of Directors may elect to pay any applicable excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

       In order to qualify as a regulated investment company the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities, or other income derived with respect to the business of investing in stock; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (provided that the securities of any one issuer shall not exceed 5% of the Fund's assets or 10% of the voting securities of the issuer), and
       (ii) not more than 5% of the Fund's assets is invested in the securities of any one issuer (other than U.S.Government
       securities   or  the  securities  of  other  regulated  investment
       companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

       Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

       Taxation of Shareholders

       Distributions of net investment income and net realized capital gains will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders income on which the alternative minimum tax may be imposed.

       Distributions of net investment income (which includes the excess of net short-term capital gain over net long-term capital loss) will be taxed as ordinary income. A portion of the net investment income distributions is expected to qualify for the corporate received deduction, subject to the satisfaction by the corporate shareholder of certain holding and debt financing restrictions. The portion of the distribution deducted by the corporate shareholder must be included in its adjusted alternative minimum taxable income.

       Any distributions of Fund's net long-term capital gain in excess of its short-term capital loss is treated as long-term capital gain regardless of the length of time the Fund's shares have been held by the shareholder. The maximum federal income tax rate on long-term capital gains income for individuals is currently 28% as contrasted with a federal income tax rate of 39.6% on ordinary income distributions. For corporate shareholders, long-term capital gains income is taxed at the same rate as ordinary income.

       Sales and redemptions of shares of the Fund may result in gains and losses for tax purposes to the extent of the difference between the proceeds from the shares redeemed and the shareholder's adjusted tax basis for such shares. Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

       Backup Withholding

       The Fund or the securities dealer effecting a sale of Fund shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions, redemptions and other payments made to the shareholders. In addition, the Fund will be required to withhold 20% of federal income tax on distributions, redemptions and other payments made to accounts of individual or other tax exempt shareholders who (i) have not furnished their correct taxpayer identification numbers and certain required certifications on the account application, or (ii) with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding. The Fund will inform investors of the source of their dividends and distributions at the time they are paid, and will promptly after the cost of each calendar year advise investors of the tax status of such distributions and dividends.

       Principal shareholders

       As of June 30, 1999 Aristides M. Matsis an officer of the Fund owned 98.22 % of its shares.

       Miscellaneous

       The above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fun. Distributions and the transactions referred to in the preceding paragraphs may be subject to state or local income taxes, and the treatment thereof may differ from the federal income tax treatment. In particular, under the laws of certain states, distributions of net investment income are taxable to shareholders as dividends, even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by such shareholders, would be exempt from state income tax. Given the passive nature of the income realized and distributed by the Fund, as a very general rule, a shareholder should only be subject to tax on Fund distributions or redemption payments in the state in which the shareholder resides (or has its commercial domicile in the case of a non-individual).

                              INDEPENDENT AUDITORS

       Sanville & Company, Philadelphia, Pennsylvania, has been selected as independent public accountants for East End Mutual Funds, Inc. The financial statements included in the Prospectus have been included in reliance on the report of Sanville & Company, given on the authority of said firm as experts in auditing and accounting.

                             MEASURING PERFORMANCE

       Performance information provides you with a method of measuring and monitoring your investments. East End Mutual Funds, Inc. may quote the performance of the Capital Appreciation Series in advertisements or shareholder communications.

       Understanding performance measures:

       Total   return   for   the  Capital  Appreciation  Series  may  be
       calculated   on  an  average  annual  total  return  basis  or  an
       aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

       Performance comparisons:

       Yield and total return of the Capital Appreciation Series may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

       Total return and yield data, as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, Investor's Business Daily and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

       The performance of The Capital Appreciation Series may also be compared to data prepared by Lipper Analytical Services, Inc.; Morningstar and Value Line Mutual Fund Service and total returns for the Capital Appreciation Series may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and NASDAQ Composite Index.

       Performance information:

       The Prospectus contains a brief description of how performance is calculated.

       Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5 and 10 years (up to the life of the Fund). These are the annual rate of return that would equate to the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula; P(1+ T)n = ERV (Where P = a hypothetical initial payment of $1000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

       The average annual total return of the Fund, computed as of June 30,1999 is as follows; one year 6.947%

       Financial Statements:

       The following audited financial statements for the period ended June 30,1999 are hereby incorporated into the SAI by reference to the Funds Annual reports dated June 30,1999. Copies of such reports accompany this Statement of Additional Information.

       Documents Incorporated by Reference To the Annual Report:

       Schedules of Investments as of June 30,1999
       Statements of Operations for the period ended June 30,1999
       Statements of Assets and Liabilities as of June 30,1999
       Statements of Changes in Net Assets for the periods ended June 30,1999, 1998, 1997 and 1996.
       Financial Highlights for each period indicated
       Notes to Financial Statements
       Reports of Independent Accountants

       The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this
       Statement of Additional Information and are not part of the Registration Statement.

            EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                             Schedule of Investments
                                  June 30,1999


       COMMON STOCKS - 93.3%               Shares            Value
       Cable Equipmemt - 4.9%
       General Instrument             *     260            $ 11,050
       Computer Peripherals - 4.8%
       Citrix Systems                 *     190              10,735
       Computer Software - 24.1%
       BMC Software                   *     200              10,800
       Checkpoint Systems             *     200              10,725
       Comverse Technologies          *     140              10,570
       Oracle Corp                    *     290              10,766
       Seibel Systems                 *     170              11,284
                                                             54,145
       Drug Distribution - 1.6%
       McKesson HBOC                        111               3,566
       Financial Services - 5.4%
       Knight Trimark Group           *     200              12,063
       Medical Equipment - 4.7%
       VISX Inc.                      *     130              10,294
       Medical Products - 6.8%
       Biomatrix                      *     500              10,781
       Theragenics                          660               4,579
                                                             15,360
       Pharmaceuticals - 4.9%
       Allergan Inc.                        100              11,100
       Semiconductors - 10.7%
       Intel Corp                           270              16,065
       MMC Networks                   *     180               8,055
                                                             24,130
       Telecommunication Equipment -25.3%
       Lucent Technologies                  328              22,120
       Nortel Networks                      168              14,532
       Qualcomm Inc.                         70              10,045
       Tellabs Inc.                   *     150              10,134
                                                             56,831

       Total Investments - 93.2%                            209,264
       Cash and Other Assets Less Liabilities - 6.8%         15,226
                                                          $ 224,490

       * Non dividend producing security

       The accompanying notes are an integral part of these financial statements

            EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                             Statement of Operations
                             Year Ended June 30,1999


       INVESTMENT INCOME

       Income
       Dividends                                             $  2,588

       Total income                                             2,588

       Expenses
       Investment management fees (Note 2)                      2,027
       Custodian fees                                           2,659
       Registration fees                                          880
       Printing and postage                                        54
       Audit fees                                               4,500
       Insurance                                                1,179
       Taxes                                                      100
       Writedown of organization costs (Note 2)                28,989
       Other expenses                                             241

       Total expenses before reimbursement                     40,629
       Waiver of organization costs by manager (Note 2)       (28,989)
       Reimbursement of expenses by manager (Note 2)          ( 6,148)

       Expenses after reimbursement                             5,492

       Net investement loss                                   ( 2,904)

       REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain on investments                         1,835
       Change in net unrealized appreciation                   15,687

       Net realized and unrealized gain on investments       $ 17,522

       Net increase in net assets resulting from
       operations                                              14,618

       The accompanying notes are an integral part of these financial statements

            EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                       Statement of Assets and Liabilities
                             Year Ended June 30,1999


       ASSETS

       Investments in securities at value
       (cost - $202,206)(Notes 1 & 2)                    $  209,264
       U.S. Government securities money market              21,178
       Cash at custodian to pay for investments            142,923
       Receivable for investments sold                          22
       Dividend receivable                                     143

       Total Assets                                        373,530


       LIABILITIES

       Payable for investment purchases                    148,524
       Due to manager                                          516

       Total liabilities                                   149,040

       NET ASSETS                                       $  224,490

       Net assets consist of:

       Capital paid in                                     218,097
       Accumulated net realized investment loss           (    664)
       Net unrealized appreciation of investments            7,057

       NET ASSETS                                       $  224,490

       NET ASSET VALUE PER SHARE
       (based on 22,094 shares outstanding -
       shares authorized with $.001 per
       share par value)                                 $    10.16


       The accompanying notes are an integral part of these financial statements

            EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                       Statement of Changes in Net Assets


                                              Year Ended   Year Ended
                                               June 30      June 30
                                                1999         1998

       INCREASE (DECREASE) IN NET ASSETS
       From Operations:
       Net investment loss                 $ (  2,904)  $ (  6,107)
       Net realized gain on investments         1,835       16,584
       Change in net unrealized (depre-
       ciation) appreciation on investments    15,687     ( 29,403)
       Net increase (decrease) in net
       assets resulting from operations        14,618     ( 18,926)

       Distributions to shareholders
       from net investment income
       Net realized gain

       Total distributions

       Share Transactions
       Net proceeds from sales of shares                     5,173
       Reinvestmenmt of distributions
       Cost of shares redeemed                            ( 11,514)
       Net decrease in net assets
       resulting from share transactions                  (  6,341)

       Total increase (decrease)
       in net assets                           14,618     ( 25,267)

       Net Assets
       Beginning of year                      209,872      235,139
       End of year                          $ 224,490    $ 209,872

       Other Information
       Shares:
       Sold                                                    479
       issued in reinvestment of
       distributions
       Redeemed                                           (  1,117)
       Net increase (decrease)                            (    638)

       The accompanying notes are an integral part of these financial statements

             EAST END MUTUAL FUNDS, INC. CAPITAL APPRECIATION SERIES
                              Financial Highlights
             Selected Data for a Share of Capital stock Outstanding
                             Throughout Each Period

                                Year     Year     Year   Oct 2,1995
                                End      End      End        to
                              June 30, June 30, June 30,  June 30,
                               1999     1998     1997      1996

       Net Asset Value
       Beginning of Period  $ 9.500  $ 10.340 $ 13.730 $ 10.480
       Income From Invest-
       ment Operations:
       Net Investment
       Loss                  (0.130)  (0.290)  (0.370)  (0.007)
       Net Realized and
       Unrealized Gain
       (Loss) on Invest-
       ments                  0.790   (0.550)  (2.083)   3.335
       Total From Invest-
       ment Operations        0.660   (0.840)  (2.453)   3.328
       Less Distributions:
       Distributions from
       Net Realized Gain                        0.937    0.078
       Total Distributions                      0.937    0.078
       Net Asset Value
       End of Period        $10.160  $ 9.500  $10.340  $13.730
       Total Return(%)        6.947   (8.124) (17.870)  31.760

       Ratios/supple-
       mental Data:
       Expenses(After
       Reimbursement)
       to Average Net
       Assets(%)              2.668    3.057    4.840    2.770 *
       Net Investment
       Loss to Average
       Net Assets(%)         (1.411)  (2.658)  (3.670)  (0.910)*
       Portfolio Turn-
       over Rate(%)          77.364   86.840   26.980   65.810
       Net Assets, End
       of Period($)         224,490  209,872  235,139  284,414
       Data:

       * annualized


       The accompanying notes are an integral part of these financial statements

           East End Mutual Funds, Inc. - Capital Appreciation Series
                       NOTES TO FINANCIAL STATEMENTS
                               June  30, 1999

       1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
              Organization: East End Mutual Funds, Inc. - Capital Appreciation Series (the "Fund") is a series of East End Mutual Funds, Inc. (the "Company"), a Maryland Corporation, is a diversified, open end management investment company registered under the Investment Company Act of 1940, as amended.

              The following is a summary of significant accounting policies followed by the Fund.

             Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Company's Board of Directors in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

             Securities Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

              Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

       Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per share allocations between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

           Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes will be required in the financial statements.

           East End Mutual Funds, Inc. - Capital Appreciation Series

                                    June 30,1999

       2.   MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

             Under  the terms of the investment management agreement, the
       Manager has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% on the first $500 million of average daily net assets, .75% in excess of $500 million of average daily net assets. The fee will be accrued daily and paid monthly. A management fee of $1,143 was accrued and paid for the six month period ending December 31, 1998.

           The Manager has voluntarily agreed to reimburse the Fund for expenses in excess of 2% of daily net assets plus any custodian fees. Total expenses after reimbursement for the year ended June 30,1999 were 2.668% of net assets. The Manager reimbursed the Fund by advancing fees and expenses totaling $6,148 for the year ended June 30,1999

           The Manager has waived the reimbursement of organizational expenses due from the Fund and the Fund has fully amortized those expenses for the year ended June 30,1999.

           The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. The Fund may incur distribution expenses of up to 0.50% of average daily net assets. No distribution fee was accrued for the year ending June 30,1999.

           Certain officers and directors of the Fund are officers and directors of the Manager.

       3.   INVESTMENT TRANSACTIONS

           Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30,1999 were $ 148,524 and $ 142,751 respectively.

           At June 30,1999 net realized appreciation for Federal income tax purposes aggregated $7,057 of which $22,443 related to unrealized appreciation of securities and $15,386 related to unrealized depreciation of securities. The cost of investments on June 30,1999 for Federal income tax purposes was $202,206.
                                       24


                             INTERNAL CONTROL LETTER

       To the Board of Directors of
       East End Mutual Funds, Inc.

       In planning and performing our audit of the financial statements of East End Mutual Funds, Inc. for the period ended June 30,1999, we considered its internal control structure including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

       The management of East End Mutual Funds, Inc. is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable but not absolute assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principals.

       Because   of   inherent   limitations   in  any  internal  control
       structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

       Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above.

       This report is intended solely for the information and use of management and the Securities and Exchange Commission.

       Abington, Pennsylvania                     Sanville & Company
       August 3,1999                        Certified Public Accountants













                                17e-1 PROCEDURES

       For purposes of this section 17(e)(20(A) of the ACT {15 U.S.C. 80a-17(e)(2)(A)}. A commission , fee or other remuneration shall be deemed as not exceeding the usual and customary brokers commission if: (a) The commission, fee or other remuneration received or to be received is reasonable and fair compared to the commission or fee or other remuneration received by other brokers in connection with other transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

       The majority of the independent Directors of the East End Mutual Funds Inc. having reviewed the transactions of the Fund in each of the past four quarters, are of the opinion that the commissions, fees and other remuneration by the broker dealers executing the trades of the Fund are reasonable and fair compared to commissions and fees and other remuneration received by other broker dealers in connection with other transactions involving similar securities being purchased or sold on a securities exchanges during this period of time.


       In Witness Whereof, I have hereunto set my hand this 25th. day of August, 1999

                                                   /s/ Edith B. Matsis
                                                     -----------------
                                                       Secretary














                                       26


                    MINUTES OF A SPECIAL MEETING OF THE BOARD
                           TO APPROVE FIDELITY BOND OF
                           EAST END MUTUAL FUNDS, INC.


       MINUTES of the meeting, duly called, of the Board of Directors of East End Mutual Funds, Inc. a Maryland corporation, held on the
       25th day of June 1999 at 736 West End Avenue, Suite 3A New York, New York at 6:30PM.

       The President of the Corporation called the meeting to order.

       The Secretary called the roll and the following Independent Directors were found present: Editha B. Matsis , Dr. Fred Fisher and Dr. Jeffrey Newcomer.

       The Secretary reported that Notice of the time and place of holding the meeting was given to each Director by mail in accordance with the By-Laws.

       On motion duly made and carried, the notice was ordered filed.

       The President then stated that a quorum was present and the meeting was ready to transact business.

       The minutes of the preceding meeting of the Board, were read and adopted.

       The President presented his report.

       WHEREAS this Corporation must pursuant to Rule 17g-1 of the 1940 Act approve the fidelity bond originally issued by Travelers Insurance in the amount of $50,000 in favor of East End Mutual Funds, Inc. solely, of which the premium has been prepaid to September, 14, of 1999.

       Now therefore it is resolved that the Corporation by the majority of its Independent Directors unanimously approves said bond.

       On motion duly made and carried, the same was received and ordered to be filed.

       There being no further business before the meeting, on motion duly made, seconded and carried, the meeting was adjourned.

       IN WITNESS WHEREOF, I have hereunto set my hand on this 28 th. day of August 1999.
                             /s/ Aristides M. Matsis
                                 president, director
                            /s/  Edith B. Matsis
                                 vice president, director

                                       27




                           INDEPENDENT AUDITOR'S REPORT



       To the Shareholders and
       Board of Directors of the
       East End Mutual Funds, Inc.
       Capital Appreciation Series

              We have audited the accompanying statement of assets and liabilities of East End Mutual Funds, Inc. - Capital Appreciation Series, including the schedule of investments owned, as of June 30, 1996 and the related statements of operations,changes in net assets, and the financial highlights for the year end June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

               We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

              In  our  opinion,  the  financial  statements and financial highlights referred to above present fairly, in all material respects, the financial position of East End Mutual Funds, Inc. - Capital Appreciation Series as of June 30, 1999 the results of its operations, the changes in net assets, and the financial highlights in conformity with generally accepted accounting principles.

       Abington, Pennsylvania
       Sanville & Company
       Certified Public Accountants
       August 3, 1996